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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14b-12

                               KMART CORPORATION
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               (Name of Registrant as Specified In Its Charter)

                               KMART CORPORATION
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                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(6) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                                     [KMART - LOGO - LETTERHEAD]



May 9, 1997


Dear Kmart Stockholder:

We have previously mailed to you proxy materials relating to the Kmart Corporation Annual Meeting of Stockholders to be held on May 20, 1997.

According to our latest records, we have not received your proxy card. Regardless of the number of shares you own, it is important that they are represented at the meeting. If you haven't previously mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

For the reasons set forth in the proxy statement dated April 14, 1997, your Board of Directors believes the Company's proposals are in the best interest of Kmart and its stockholders and recommends a vote FOR proposals 1, 2 and 3.

If you have already mailed your proxy card, please disregard this letter and accept our thanks.

Very truly yours,



Floyd Hall
Chairman, President and
Chief Executive Officer